EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of The Washington Post Company (the “Company”) on Form 10-K for the period ending December 28, 2003 (the “Report”), I, Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:	March 9, 2004	/s/ Donald E. Graham Donald E. Graham, Chief Executive Officer